WABASH NATIONAL CORPORATION RW Baird Industrials Conference November 10, 2021

2 2 This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or sales volumes and supply disruptions due to the coronavirus (COVID-19) outbreak, the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including operating EBITDA, adjusted operating income (loss) and margin, adjusted net income (loss), adjusted earnings per share, free cash flow, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income (loss), and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within General & administrative expenses related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income (loss) is included in the appendix to this presentation. Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash (used in) provided by operating activities is included in the appendix to this presentation. Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income (loss) to operating income (loss), the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net income (loss) and adjusted earnings per diluted share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income (loss) and adjusted earnings per diluted share to net income (loss) and net income (loss) per diluted share is included in the appendix to this presentation. Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income (loss) from operations is included in the appendix to this presentation. SAFE HARBOR STATEMENT & NON-GAAP FINANCIAL MEASURES

3 3 WABASH – CHANGING HOW THE WORLD REACHES YOU Key Messages  Wabash is the leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile.  Refreshed vision, mission & purpose pair with organizational realignment to support strategy  Focus on strategic initiatives to drive higher margin growth beyond the equipment cycle  Robust market conditions, backlog set the stage for strong 2022 financial performance  Opportunity for 2023 revenue, operating margin and EPS accretion aided by strategic capacity addition and exciting product innovations

WABASH AT A GLANCE (NYSE: WNC)

1985	Lafayette, IN	~$850M[1]	~5,800	16	$1.8B	3.5%	$104M
Founded	*Headquarters*	*Market-cap*	*Global Employees*	*Manufacturing Locations*	*2021F Revenue*	*2021F Adjusted Operating Margin*[2]	*2020 Free Cash Flow*[3]

FIRST MILE



- Long-haul routes of goods
- Driven by freight activity

MIDDLE MILE



- Products moved into or redistributed among fulfillment centers
- Driven by strategic positioning of goods to allow for 2-day delivery or less

FINAL MILE



- Delivery of goods to home or final destination
- Driven by strong growth in e-Commerce

Leveraging the Industry's Broadest Portfolio Across All Phases of Transportation

[1] As of 11'04'2021
[2] 2021 Operating Margin includes an adjustment for the impact of the divestiture of Extract Technology in Q2 2021. A reconciliation of adjusted operating income to operating income is included in the appendix to this presentation.
[3] A reconciliation of free cash flow to cash (used in) provided by operating activities is included in the appendix to this presentation.

4

5 5 Purpose To change how the world reaches you Vision To be the innovation leader of engineered solutions for the transportation, logistics and distribution industries Mission To enable our customers to succeed with breakthrough ideas and solutions that help them move everything from first to final mile OUR FUTURE WILL BE BUILT AS ONE WABASH Refreshed Purpose, Vision, Mission Drive Alignment with Strategic Plan

6 6 New Customer-Centric Structure Collapses Silos to Surround Customer with Holistic Support Customer Operations R&D & Engineering Sales Customers • Streamlined commercial structure facilitates ease of interaction for purchasing across portfolio • Enhanced ability to innovate to support rapidly changing transportation needs • Strategic partner with a diverse portfolio of transportation equipment Employees • Broader span of control, reducing organizational complexity • Stronger company with greater focus on innovation and exciting growth markets • Opportunities for career development across diverse transportation equipment markets Shareholders • Improved cost structure ($20M cost-out) through elimination of redundancies • Accelerating growth through greater customer intimacy increasing share of wallet • Enhanced focus on margin accretive Parts & Service initiative Benefits ORGANIZATION NOW STRUCTURED TO SUPPORT FIRST TO FINAL MILE STRATEGY

7 7 PORTFOLIO & GROWTH Portfolio Trimming Complete Future Growth Focus Beall Tank Trailers Extract Technologies Garsite Aviation Refueling 2019 2020 thru 2022 Cold Chain eCommerce & Logistics Disruption Parts & Services • Expand share in markets driven by movement of goods through the temperature-controlled cold chain • Bring differentiated solutions to create customer value by leveraging innovative technology offerings (Molded Structural Composite, eNow, Gruau refrigerated inserts) • Organic growth opportunities within trailer repair and truck body upfitting • Unify parts & services revenue streams to drive alignment and growth focus • Grow within the rapidly expanding market for home delivery of goods • Augment truck body with refreshed product offerings • Leverage portfolio of lighter-weight composite technology to partner with electric chassis manufacturers

8 8 BRANDING UPDATE Wabash National becomes…

9 9 PREVIOUS STRUCTURE DRIVERS OF SEGMENT CHANGE NEW STRUCTURE Commercial Trailer Products Dry and Refrigerated Van Trailers, Platform Trailers, Aftermarket Parts and Service Diversified Products Group Tank Trailers and Truck-Mounted Tanks, Composite Panels and Products, Food and Beverage Equipment, Aftermarket Parts and Service Final Mile Products Truck-Mounted Dry and Refrigerated Bodies, Service and Stake Bodies, FRP Panel Sales, Upfitting Parts and Services STEMMING FROM STRATEGY REFRESH Commercial Structure Realignment of commercial organization around customers facilitates improved leverage across First to Final Mile portfolio Operations Structure Manufacturing moved to One-Wabash approach from siloed Strategic Business Units to support customer-centric commercial strategy Parts & Service Strategy New focus on recurrent revenue streams through unifying existing businesses and focusing resources on growth Divestitures Portfolio trimming includes non-core businesses: Garsite, Beall, and Extract Transportation Solutions • Dry and Refrigerated Van Trailers • Platform Trailers • Tank Trailers • Dry and Refrigerated Truck Bodies • Service and Stake Bodies Parts & Service • Aftermarket Parts and Service • Composite Panels and Products • Engineered Products • OE Component Parts • Upfitting Parts and Services NEW GAAP REPORTABLE SEGMENTS

10 10 2019 2020 thru 2022 MARKET AND BACKLOG HIGHLIGHTS Robust Freight Conditions Create Strong Equipment Demand, Record WNC Backlog MARKET CONDITIONS  Freight conditions remain robust  Strong consumer, business demand combined with low inventories continue to support economy BACKLOG UPDATE  Q3 2021 Backlog of $1.9 billion – all-time record  Sequential increase of $600M  YoY increase of 87%

2022 OUTLOOK HIGHLIGHTS

Revenue

- ≈$2.25 billion
- Increase of ≈20%+[1]

Operating Margin

- ≈6.0 percent
- Increase of ≈250 bps[2]

EPS

- ≈$1.70 EPS
- Increase of ≈175%[3]



[1]Increase from 2021 Revenue Outlook.
[2]Increase from 2021 non-GAAP Operating Margin Outlook. 2021 Operating Margin includes an adjustment for the impact of the divestiture of Extract Technology in Q2 2021. A reconciliation of adjusted operating income to operating income is included in the appendix to this presentation.
[3]Increase from 2021 non-GAAP Adjusted EPS Outlook. 2021 EPS includes adjustments for the loss on debt extinguishment and gain on the divestiture of Extract Technology and the related tax effects of these adjustments. A reconciliation of adjusted earnings per share to earnings per share is included in the appendix to this presentation.

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12 12 2022 EPS BRIDGE $0.62 $0.90 $0.60 $0.10 $0.52 $1.70 2021 Adjusted non- GAAP EPS Outlook* Increased Volume Enhanced Pricing Share Count & Interest Expense Fixed Overhead and SG&A 2022 EPS Outlook 2022 EPS Outlook Driven by Strong Run-Rate Production, Price/Cost Recovery, While Assuming No Improvement in Supply Chain Dynamics *2021 EPS Outlook includes adjustments for the loss on debt extinguishment and gain on the divestiture of Extract Technology and the related tax effects of these adjustments. A reconciliation of adjusted earnings per share to earnings per share is included in the appendix to this presentation.

13 13 Progress Update STRATEGIC CAPACITY UPDATE Dry Van Demand Evolution • Converting current refrigerated capacity to dry van capacity • Progress on-track for dry van production to begin January 2023 • Organizational restructuring to One Wabash commercial organization • Strengthened indirect channel • Long-term trend of trailer demand growth as carriers use assets to maximize driver time • Evolution of trailer pools, including by private fleets and freight brokers Dry Van Competitive Advancements • 10-year supply agreement for aluminum extrusions • Lightest-weight dry van in the industry by 100’s of lbs Future State: Refrigerated • Transitioning conventional refrigerated van product to Molded Structural Composite technology • MSC features improved thermal efficiency, lighter-weight design • Exciting vehicle order from large national grocer for grocery home delivery Dry Van Capacity Addition Expected to Generate $0.15 to $0.20 of EPS in 2023 and beyond

14 14 2020 thru 2022 EXTENDING OUR MATERIALS-BASED COMPETITIVE ADVANTAGE Our Innovative Products Provide Customers with Operating Efficiency and Reduced Environmental Impact MOLDED STRUCTURAL COMPOSITE (MSC) REFRIGERATED VAN • Transformative design features lighter-weight and improved thermal efficiency • New refrigerated assembly capacity will prioritize MSC DURAPLATE DRY VAN • DuraPlate Cell Core is the lightest dry van in the industry • R&D focus on removing additional weight while maintaining structural integrity MSC Refrigerated Trailer DuraPlate Cell Core Dry Van

Q&A

APPENDIX

17 17 CONDENSED CONSOLIDATED BALANCE SHEETS Unaudited - dollars in thousands September 30, 2021 December 31, 2020 Assets Current assets: Cash and cash equivalents $ 49,374 $ 217,677 Accounts receivable, net 213,808 101,301 Inventories, net 259,635 163,750 Prepaid expenses and other 59,347 63,036 Total current assets 582,164 545,764 Property, plant, and equipment, net 208,456 209,676 Goodwill 188,443 199,560 Intangible assets, net 148,418 166,887 Other assets 43,859 39,583 Total assets $ 1,171,340 $ 1,161,470 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt $ — $ — Current portion of finance lease obligations 119 348 Accounts payable 181,251 104,425 Other accrued liabilities 106,607 130,980 Total current liabilities 287,977 235,753 Long-term debt 419,130 447,979 Finance lease obligations — 30 Deferred income taxes 49,465 46,777 Other non-current liabilities 28,574 26,052 Total liabilities 785,146 756,591 Total stockholders' equity 386,194 404,879 Total liabilities and stockholders’ equity $ 1,171,340 $ 1,161,470

18 18 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Unaudited - dollars in thousands Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Net sales $ 482,566 $ 351,584 $ 1,323,991 $ 1,077,811 Cost of sales 431,521 308,390 1,170,172 963,553 Gross profit 51,045 43,194 153,819 114,258 General and administrative expenses 20,966 22,749 66,740 68,574 Selling expenses 5,590 6,510 18,320 19,394 Amortization of intangible assets 5,631 5,496 17,228 16,484 Impairment and other, net 595 31 (631) 105,455 Income (loss) from operations 18,263 8,408 52,162 (95,649) Other income (expense): Interest expense (5,847) (5,749) (18,031) (17,903) Other, net 232 (57) (195) 348 Other expense, net (5,615) (5,806) (18,226) (17,555) Income (loss) before income tax expense (benefit) 12,648 2,602 33,936 (113,204) Income tax expense (benefit) 1,640 (1,285) 7,459 (10,298) Net income (loss) $ 11,008 $ 3,887 $ 26,477 $ (102,906) Net income (loss) per share: Basic $ 0.22 $ 0.07 $ 0.52 $ (1.94) Diluted $ 0.22 $ 0.07 $ 0.51 $ (1.94) Weighted average common shares outstanding (in thousands): Basic 49,974 52,912 51,116 52,980 Diluted 50,581 53,380 51,785 52,980 Dividends declared per share $ 0.08 $ 0.08 $ 0.24 $ 0.24

19 19 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Unaudited - dollars in thousands Nine Months Ended September 30, 2021 2020 Cash flows from operating activities Net income (loss) $ 26,477 $ (102,906) Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities Depreciation 19,593 18,656 Amortization of intangibles 17,228 16,484 Net gain on sale of property, plant and equipment and business divestiture (1,447) (1,669) Loss on debt extinguishment 452 219 Deferred income taxes (1,756) (753) Stock-based compensation 5,889 2,278 Impairment 817 107,114 Non-cash interest expense 882 807 Accounts receivable (118,176) 68,095 Inventories (96,818) (14,596) Prepaid expenses and other 1,054 (3,086) Accounts payable and accrued liabilities 65,424 20,128 Other, net 6,152 (3,672) Net cash (used in) provided by operating activities (74,229) 107,099 Cash flows from investing activities Capital expenditures (20,192) (13,719) Proceeds from the sale of assets and business divestiture 21,967 2,726 Net cash provided by (used in) investing activities 1,775 (10,993) Cash flows from financing activities Net cash used in financing activities (95,849) (20,800) Net (decrease) increase in cash, cash equivalents, and restricted cash (168,303) 75,306 Cash, cash equivalents, and restricted cash at beginning of period 217,677 140,516 Cash, cash equivalents, and restricted cash at end of period $ 49,374 $ 215,822

Q3 QTD SEGMENT INFORMATION

Three Months Ended September 30,	Wabash National Corporation 2021	Wabash National Corporation 2020
Units Shipped		
New trailers	12,455	8,485
New truck bodies	3,780	3,600
Used trailers	15	140

Unaudited - dollars in thousands

Three Months Ended September 30,	Transportation Solutions	Parts & Service	Corporate and Eliminations	Consolidated
2021				
New trailers	$ 375,430	$ —	$ —	$ 375,430
Used trailers	—	465	—	465
Components, parts and service	—	31,974	(1,973)	30,001
Equipment and other	67,206	9,464	—	76,670
Total net sales	$ 442,636	$ 41,903	$ (1,973)	$ 482,566
Gross profit	$ 44,705	$ 8,268	$ (1,928)	$ 51,045
Income (loss) from operations	$ 25,970	$ 4,148	$ (11,855)	$ 18,263
Adjusted income (loss) from operations[1]	$ 25,970	$ 4,148	$ (11,855)	$ 18,263
2020				
New trailers	$ 251,998	$ 1,510	$ (444)	$ 253,064
Used trailers	505	1,456	—	1,961
Components, parts and service	—	29,369	(2,587)	26,782
Equipment and other	54,854	14,923	—	69,777
Total net sales	$ 307,357	$ 47,258	$ (3,031)	$ 351,584
Gross profit	$ 34,528	$ 10,113	$ (1,447)	$ 43,194
Income (loss) from operations	$ 13,522	$ 5,878	$ (10,992)	$ 8,408
Adjusted income (loss) from operations[1]	$ 13,522	$ 5,878	$ (9,836)	$ 9,564

1 See reconciliation on page 22.

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Q3 YTD SEGMENT INFORMATION

Nine Months Ended September 30,	Wabash National Corporation 2021	Wabash National Corporation 2020
Units Shipped		
New trailers	33,710	26,030
New truck bodies	13,330	10,130
Used trailers	70	430

Unaudited - dollars in thousands

Nine Months Ended September 30,	Transportation Solutions	Parts & Service	Corporate and Eliminations	Consolidated
2021				
New trailers	$ 966,193	$ —	$ —	$ 966,193
Used trailers	165	1,690	—	1,855
Components, parts and service	—	101,747	(5,205)	96,542
Equipment and other	223,815	35,586	—	259,401
Total net sales	$ 1,190,173	$ 139,023	$ (5,205)	$ 1,323,991
Gross profit	$ 129,776	$ 28,912	$ (4,869)	$ 153,819
Income (loss) from operations	$ 69,492	$ 18,509	$ (35,839)	$ 52,162
Adjusted income (loss) from operations[1]	$ 69,492	$ 16,635	$ (35,839)	$ 50,288
2020				
New trailers	$ 781,497	$ 3,098	$ (3,390)	$ 781,205
Used trailers	2,979	4,106	—	7,085
Components, parts and service	—	92,500	(7,437)	85,063
Equipment and other	169,673	34,785	—	204,458
Total net sales	$ 954,149	$ 134,489	$ (10,827)	$ 1,077,811
Gross profit	$ 87,195	$ 31,301	$ (4,238)	$ 114,258
Loss from operations	$ (43,098)	$ (21,466)	$ (31,085)	$ (95,649)
Adjusted income (loss) from operations[1]	$ 25,159	$ 17,391	$ (29,929)	$ 12,621

1 See reconciliation on page 22.

WABASH NATIONAL

21

22 22 RECONCILIATION OF ADJUSTED SEGMENT AND OPERATING INCOME1 Unaudited - dollars in thousands Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Transportation Solutions Income (loss) from operations $ 25,970 $ 13,522 $ 69,492 $ (43,098) Adjustments: Impairment — — — 68,257 Adjusted operating income 25,970 13,522 69,492 25,159 Parts & Service Income from operations 4,148 5,878 18,509 (21,466) Adjustments: Gain on divestiture of Extract Technology — — (1,874) — Adjusted operating income 4,148 5,878 16,635 17,391 Corporate Loss from operations (11,855) (10,992) (35,839) (31,085) Adjustments: Debt transactions — 1,156 — 1,156 Adjusted operating loss (11,855) (9,836) (35,839) (29,929) Consolidated Income (loss) from operations 18,263 8,408 52,162 (95,649) Adjustments: Impairment — — — 107,114 Gain on divestiture of Extract Technology — — (1,874) — Debt transactions — 1,156 — 1,156 Adjusted operating income $ 18,263 $ 9,564 $ 50,288 $ 12,621 1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE

Unaudited - dollars in thousands

Adjusted Net Income[1]:

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net income (loss)	$ 11,008	$ 3,887	$ 26,477	$ (102,906)
Adjustments:				
Debt transactions	—	1,375	452	1,375
Impairment	—	—	—	107,114
Gain on divestiture of Extract Technology	—	—	(1,874)	—
Tax effect of aforementioned items	—	(564)	327	(3,350)
Adjusted net income	$ 11,008	$ 4,698	$ 25,382	$ 2,233

Adjusted Diluted Earnings Per Share[1]:

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Diluted earnings per share	$ 0.22	$ 0.07	$ 0.51	$ (1.94)
Adjustments:				
Debt transactions	—	0.03	0.01	0.03
Impairment	—	—	—	2.02
Gain on divestiture of Extract Technology	—	—	(0.04)	—
Tax effect of aforementioned items	—	(0.01)	0.01	(0.06)
Adjusted diluted earnings per share	$ 0.22	$ 0.09	$ 0.49	$ 0.04
Weighted average diluted shares outstanding (in thousands)	50,581	53,380	51,785	53,299

1 Adjusted net income and adjusted earnings per diluted share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company's prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor's understanding of the Company's performance.

23

RECONCILIATION OF OPERATING EBITDA AND FREE CASH FLOW

Unaudited - dollars in thousands

Operating EBITDA[1]:

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net income (loss)	$ 11,008	$ 3,887	$ 26,477	$ (102,906)
Income tax expense (benefit)	1,640	(1,285)	7,459	(10,298)
Interest expense	5,847	5,749	18,031	17,903
Depreciation and amortization	12,343	12,495	36,821	35,140
Stock-based compensation	1,673	1,862	5,889	2,278
Debt issuance costs expensed	—	1,156	—	1,156
Impairment and other, net	595	31	(631)	105,455
Other, net	(232)	57	195	(348)
Operating EBITDA	$ 32,874	$ 23,952	$ 94,241	$ 48,380

Free Cash Flow[2]:

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net cash (used in) provided by operating activities	$ (61,143)	$ 84,445	$ (74,229)	$ 107,099
Capital expenditures	(9,129)	(2,798)	(20,192)	(13,719)
Free cash flow	$ (70,272)	$ 81,647	$ (94,421)	$ 93,380

Free Cash Flow[2]:

	Twelve Months Ended December 31, 2020
Net cash provided by operating activities	$ 124,134
Capital expenditures	(20,131)
Free cash flow	$ 104,003

1 Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within *General & administrative expenses* related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense (which includes loss on debt extinguishment charges). Management believes providing operating EBITDA is useful for investors to understand the Company's performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor's understanding of the Company's operating performance.

2 Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company's performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash (used in) provided by operating activities, is beneficial to an investor's understanding of the Company's operating performance.

24

RECONCILIATION OF ADJUSTED SEGMENT EBITDA[1] AND ADJUSTED SEGMENT EBITDA MARGIN[1]

Unaudited - dollars in thousands

Three Months Ended September 30, 2021	Transportation Solutions		Parts & Service	
	2021	2020	2021	2020
Income from operations	$ 25,970	$ 13,522	$ 4,148	$ 5,878
Depreciation and amortization	10,617	10,278	1,062	1,337
Impairment and other, net	109	108	492	(156)
Adjusted segment EBITDA	$ 36,696	$ 23,908	$ 5,702	$ 7,059
Adjusted segment EBITDA margin	8.3 %	7.8 %	13.6 %	14.9 %

Unaudited - dollars in thousands

Nine Months Ended September 30, 2021	Transportation Solutions		Parts & Service	
	2021	2020	2021	2020
Income (loss) from operations	$ 69,492	$ (43,098)	$ 18,509	$ (21,466)
Depreciation and amortization	31,455	29,437	3,674	4,024
Impairment and other, net	935	66,231	(1,560)	39,229
Adjusted segment EBITDA	$ 101,882	$ 52,570	$ 20,623	$ 21,787
Adjusted segment EBITDA margin	8.6 %	5.5 %	14.8 %	16.2 %

1 Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company's segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.

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TRANSPORTATION SOLUTIONS AND PARTS & SERVICE SEGMENTS - SELECTED DATA

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
REVENUE											
Transportation Solutions	$ 442,636	$ 402,300	$ 345,236	$ 361,279	$ 307,358	$ 302,687	$ 344,104	$ 533,640	$ 533,385	$ 572,376	$ 475,408
Parts & Service	$ 41,903	$ 48,633	$ 48,487	$ 44,985	$ 47,258	$ 40,354	$ 46,877	$ 50,023	$ 51,814	$ 60,224	$ 63,958
GROSS PROFIT											
Transportation Solutions	$ 44,705	$ 46,691	$ 38,380	$ 36,119	$ 34,528	$ 25,522	$ 27,145	$ 62,198	$ 66,707	$ 73,620	$ 53,328
Parts and Service	$ 8,268	$ 10,229	$ 10,415	$ 10,848	$ 10,113	$ 9,593	$ 11,595	$ 10,749	$ 12,058	$ 14,696	$ 16,236
OPERATING INCOME (LOSS) AND ADJUSTED OPERATING INCOME[1]											
Transportation Solutions											
Operating income (loss)	$ 25,970	$ 26,848	$ 16,674	$ 13,396	$ 13,522	$ 9,069	$ (65,689)	$ 37,475	$ 41,687	$ 48,769	$ 25,958
Adjustments:											
Loss on divestiture of Beall brand	$ —	$ —	$ —	$ 2,119	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Impairment	$ —	$ —	$ —	$ —	$ —	$ —	$ 68,257	$ —	$ —	$ —	$ —
Adjusted operating income[1]	$ 25,970	$ 26,848	$ 16,674	$ 15,515	$ 13,522	$ 9,069	$ 2,568	$ 37,475	$ 41,687	$ 48,769	$ 25,958
Parts & Service											
Operating income (loss)	$ 4,148	$ 8,028	$ 6,333	$ 8,807	$ 5,878	$ 5,132	$ (32,476)	$ 5,356	$ 6,609	$ 9,275	$ 10,282
Adjustments:											
Gain on divestiture of Extract Technology	$ —	$ (1,874)	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Gain on sale of Columbus branch	$ —	$ —	$ —	$ (2,257)	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Impairment	$ —	$ —	$ —	$ —	$ —	$ —	$ 38,857	$ —	$ —	$ —	$ —
Adjusted operating income[1]	$ 4,148	$ 6,154	$ 6,333	$ 6,550	$ 5,878	$ 5,132	$ 6,381	$ 5,356	$ 6,609	$ 9,275	$ 10,282
UNITS											
New trailers	12,455	11,595	9,660	10,585	8,485	8,425	9,120	14,980	14,470	14,965	13,095
New truck bodies	3,780	4,790	4,760	3,300	3,600	3,025	3,505	5,090	6,460	8,060	6,225
Used trailers	15	15	40	170	140	220	70	40	35	30	45

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

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